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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       Date of Report:  December 31, 1996

                         COMMISSION FILE NUMBER 0-25990

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                                  INTRAV, INC.

             (Exact name of registrant as specified in its charter)

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           MISSOURI                                     43-1323155
 (State or other jurisdiction of                    (I.R.S. Employer
  incorporation or organization)                 Identification Number)

                7711 BONHOMME AVENUE, ST. LOUIS, MISSOURI  63105
                    (Address of principal executive offices)

                                 (314) 727-0500
              (Registrant's telephone number, including area code)

                                   NO CHANGES
             (Former name, former address and former fiscal year,
                         if changed since last report)

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ITEM 2. ACQUISITION OF ASSETS
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Intrav, Inc. (the "Company") completed the acquisition of Clipper Cruise Line on December 31, 1996, which had been announced on November 13, 1996. The Stock Purchase Agreement included an initial payment of $10.2 million and the assumption of $5.0 million of indebtedness owed by the Clipper Cruise Line operating companies. These amounts are subject to adjustment under the agreement. An additional payment of up to $3.0 million may be paid to the extent the cumulative net cruise revenues of the Clipper Cruise Line operation exceed $70.0 million by December 31, 2000. Stifel, Nicolaus & Company of St. Louis issued an opinion to the Board of Directors, as to the fairness to the shareholders of the Company, from a financial point of view, of the consideration to be paid to acquire Clipper Cruise Line.

The Company acquired Clipper Cruise Line from a company controlled by Barney
A. Ebsworth, Chairman of the Board and major stockholder of INTRAV. The Company financed the acquisition from its working capital, including a $3.0 million draw on its revolving line of credit.

Financial statements reflecting this acquisition as of December 31, 1996 will be filed no later than March 15, 1997.


ITEM 5. OTHER EVENTS
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In connection with the Company's acquisition of Clipper Cruise Line, the
Company entered into a $10.0 million revolving credit facility agreement with Boatmen's National Bank of St. Louis on December 31, 1996.




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                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    INTRAV, INC.
                                                    (Registrant)



Date:  January 14, 1997                      /s/ Michael A. DiRaimondo
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                                             Michael A. DiRaimondo
                                             Senior Vice President and Chief
                                               Financial Officer


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                               EXHIBIT INDEX

These exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K:

Exhibit No.           Description
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     4                Revolving Credit Agreement, dated December 31, 1996,
                      between the Registrant and Boatmen's National Bank of St. Louis. In accordance with Item 601(b)(4)(iii) of
                      Regulation S-K, such agreement has been omitted.  The
                      Registrant will furnish a copy of such agreement to the Commission upon request.

    10 Agreement for Purchase and Sale of Stock by and among Intrav, Inc., Clipper Cruise Line, Inc., Republic Cruise Line, Inc., Liberty Cruise Line, Inc., Clipper Adventure Cruises, Inc., and Windsor, Inc. dated November 13, 1996, as amended by that certain First Amendment, dated December 18, 1996.